FORM 8-K


                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): October 14, 2003


                          IPVoice Communications, Inc.
             (Exact name of registrant as specified in its charter)



          Nevada                   000-27917           65-0729900
     (State or other          (Commission File     (IRS Employer
        jurisdiction of              Number)      Identification No.)


                              14860 Montfort Drive
                                   Suite 210
                              Dallas, Texas 75240
                    (Address of principal executive offices)

                                  972 386 3372
                           (Issuer's telephone number)



          (Former name or former address, if changed since last report)

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

                       Not applicable

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

The exhibits herein represent the Agreement entered into by IPVoice Communications, Inc. to purchase Infotel Technologies. Pte. Ltd of Singapore. The additional documents referred to in this executed Purchase Agreement will be filed in subsequent Form 8K filings as they become available. We will also file audited Infotel financials once a certified audit is complete.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

                       NOT APLLICABLE

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                       Not applicable

ITEM 5.  OTHER EVENTS

                       Not applicable

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

                       Not applicable

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                                    SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                   /s/ Philip Verges
                                   ----------------------------
                                       Philip Verges, CEO
                                       IPVoice Communications, Inc.
                                      (Registrant)

Exhibit 20.1

PURCHASE AGREEMENT
	THIS PURCHASE AGREEMENT (this "Agreement") is made as of October 14, 2003, by and among IPVoice Communications, Inc., a Nevada corporation (the "Purchaser") and Intercoastal Financial Services Corporation, a Florida
company (the "Creditor Representative").
RECITALS
	WHEREAS, Appiant Technologies, Inc. ("Appiant") owns all of the issued and outstanding stock (the "Stock") of Infotel Technologies (Pte) Ltd., a Singapore corporation ("Infotel"), which is an integrator of infrastructure communications equipment products, providing radar systems integration, turnkey project management services and test instrumentation, as well as a portfolio of communications equipment in Asia.
	WHEREAS, the Creditor Representative is the contractual representative of the holders of 8% secured indebtedness due April 19, 2003 of Appiant (the "Creditors") who have a lien on the Stock, with each such Creditor being listed on Exhibit A hereto.
	WHEREAS, Creditor Representative is subject to a court order which permits Creditor Representative to sell the Stock;
	WHEREAS, Purchaser desires to purchase from Creditor Representative, on behalf of the Creditors ("Seller"), and Seller desires to sell to Purchaser, all of the Stock.
	WHEREAS, Mitel Networks, Inc. ("Mitel") is a judgment creditor of Appiant and had forced the sheriff of Alameda County to levy upon the Stock; and
	WHEREAS, on or about August 22, 2003, the Creditors and Mitel entered into a Settlement Agreement pursuant to which Mitel acknowledged that the Creditors hold a valid and enforceable security interest in the Stock and consented to the sale of the Stock by the Creditors.
	NOW, THEREFORE, in reliance upon the representations, warranties and agreements made herein and in consideration of the premises herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:
  PURCHASE AND SALE
	Purchase and Sale. On the terms and subject to the conditions set forth herein, at the Closing (as hereinafter defined), Seller will sell and deliver the Stock to Purchaser, free and clear of all liens, claims and encumbrances on the Stock in favor of the Creditors (such liens, claims and encumbrances being referred to herein as "Liens").
	Purchase Price. Subject to Section 7.6 hereof, the purchase price (the "Purchase Price") for the Stock is $4,000,000. As a result of the Liens on the Stock in favor of the Creditors, the Purchase Price shall be paid by Purchaser to the Creditor Representative at the Closing in full satisfaction of the indebtedness secured by the Liens held by the Creditors, as follows:
(a)	Purchaser shall issue to the Creditor Representative, a number of shares of its Series C Preferred Stock, $.001 par value and $1,000 issue amount per share, with an agreed value equal to $3.3 million (the "Purchaser Preferred Shares"), with the certificates representing such Purchaser
Preferred Shares to be delivered in the names of those Creditors, and in the share increments, as instructed by Creditor Representative;
(b)	Purchaser shall issue to Creditor Representative, one or more promissory notes, substantially in the form of Exhibit B attached (the "Notes"), in the aggregate principal amount of $700,000, with each such Note to be made in favor of the Creditors, and in a dollar increment, as instructed by Creditor Representative; and
(c)	On the one year anniversary of the Closing, Purchaser shall issue to
Creditor Representative an additional number of shares of its Series C Preferred Stock with a value equal to 12% of the aggregate issue price of the Purchaser Preferred Shares, as such aggregate issue price may be adjusted after giving effect to the application of Section 7.6.
	No Assumption of Liabilities. The parties agree that Purchaser shall not assume any liabilities of Appiant arising out of or relating to any circumstances, events or actions occurring prior to, at or after the Closing, whether known or unknown, accrued, absolute, matured or unmatured, liquidated or unliquidated, contingent, actual or otherwise.
  CLOSING
	Closing. The closing of the purchase and sale of the Stock ("Closing"), will take place on October ____, 2003 at the offices of Gardner Carton & Douglas, 191 N. Wacker Drive, Chicago, Illinois or at such other time and place mutually agreed to by the parties.
	Purchaser Closing Deliveries. At the Closing, Purchaser shall deliver to the Creditor Representative certificates representing the Purchaser Preferred Shares and the Notes. The Purchaser Preferred Shares shall be deemed to have been fully paid for at the Closing.
	Creditor Representative Closing Deliveries. At the Closing, Creditor Representative shall deliver to Purchaser (i) a stock certificate evidencing the Stock; (ii) a UCC termination statement terminating the Creditors' liens on the Stock, (iii) a written authorization executed by each of the Creditors granting to Creditor Representative the authority to act as the agent on behalf of all Creditors and bind them to this Agreement, in form and substance satisfactory to Purchaser. No Stock shall be endorsed for transfer in blank or accompanied by duly executed stock powers, and Creditor Representative shall also deliver all other documents, agreements, opinions, instruments and certificates contemplated by this Agreement or as counsel for Purchaser shall deem reasonably necessary or appropriate to consummate the Closing.
  [Intentionally Omitted]
  REPRESENTATIONS AND WARRANTIES OF CREDITOR REPRESENTATIVE/SELLER
	The Creditors, severally, hereby represent and warrant to Purchaser that:
	Investment Intent. Each Creditor is acquiring the Purchaser Preferred Shares and the Notes for its own account for investment and not with a view to, or for sale or other disposition in connection with, any distribution thereof, nor with any present intention of selling or otherwise disposing of the same.
	Securities Act Applications. Each Creditor is an "accredited investor" as defined in Regulation D under the Securities Act of 1933, as amended (the "Securities Act"). Each Creditor is aware that the Purchaser Preferred
Shares and the Notes may not be resold without registration under the Securities Act or some other exemption therefrom and such Purchaser Preferred Shares are subject to additional restrictions on transfer as contained in Purchaser's Stockholders' Agreement as may exist from time to time (the "Stockholders' Agreement") and (iii) the certificate(s) representing such shares of Preferred Stock (and the Common Stock into which the Preferred
Stock is convertible into) will contain the legends required by the Stockholders' Agreement.
	Place of Business. Solely for the purpose of Purchaser's complying with applicable state securities laws, each Creditor resides in the jurisdiction listed opposite such Creditor's name on Exhibit A.
	Authorization. Creditor Representative has the requisite power and authority to execute, deliver and perform its obligations under this Agreement and each of the other agreements required to be delivered by Creditor Representative hereunder. Creditor Representative is the duly appointed agent of all Creditors, and as such, has the ability to act on behalf of all Creditors and by executing this Agreement, and each other agreement to be delivered by Creditor Representative hereunder, bind such Creditors to this Agreement and such other agreements. This Agreement and each of the other agreements required to be delivered by Creditor Representative have been duly and validly executed and delivered by Creditor Representative and constitute the valid and binding obligations of the Creditors enforceable against them in accordance with their terms, except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws in effect relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any procedure may be brought (whether at law or in equity). Each Creditor has obtained all consents, authorizations and approvals of, and has made or will timely make all declarations and filings with, all judicial authorities and federal and state governmental authorities required on the part of the Creditors in connection with the consummation of the transactions contemplated by this Agreement and each of the other agreements required to be delivered by Creditor Representative hereunder. Creditor Representative has the legal right to sell the Stock to Purchaser.
	Commissions and Fees. Except as set forth on Schedule 4.5, Seller has not retained, and does not owe any fees to, any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.
  REPRESENTATIONS AND WARRANTIES OF PURCHASER
	Purchaser represents and warrants to Seller and the Creditors that:
	Existence; Good Standing. Purchaser is duly incorporated, validly existing and in good standing under the laws of the state of Nevada, and has all requisite power and authority to enter into, deliver and consummate the transactions contemplated by this Agreement.
	Authorization. Purchaser has the requisite corporate power and authority to execute and deliver this Agreement and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly and validly approved by the Board of Directors of Purchaser. No other corporate proceedings on the part of Purchaser are necessary to approve this Agreement or to consummate the transactions contemplated hereby and thereby. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes the valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms except to the extent such enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws in effect relating to creditors' rights generally and except that the availability of equitable remedies, including specific performance, is subject to the discretion of the court before which any procedure may be brought (whether at law or in equity).
	No Violation; Consents.
	The execution, delivery and performance of this Agreement will not (with or without notice or passage of time or both) (i) violate any law, judgment, order, writ, injunction, decree, statute, rule or regulation of any court, administrative agency, bureau, board, commission, office, authority, department or other governmental entity applicable to Purchaser, or (ii) violate or conflict with any of the provisions of the Articles of Incorporation or By-Laws of Purchaser, nor will contravene, conflict with or result in a violation of any resolution adopted by Purchaser, or the board of directors or any committee of the board of directors of Purchaser or (iii) violate, conflict with, or result in a breach of any provision of, or constitute a default (or an event which, with notice or lapse of time or both, would constitute a default or breach) under, or result in the termination of, or accelerate the performance required by, or result in a right of termination or acceleration under, or increase the amount payable by Purchaser under any contract or permit.
	No Consent of any Governmental Authority, or any other person is necessary in connection with the execution and delivery by Purchaser of this Agreement.
	Commissions and Fees. Purchaser has not retained, and does not owe any fees to, any finder, broker, agent, financial advisor or other intermediary in connection with the transactions contemplated by this Agreement.
	Purchaser Preferred Shares and Notes. The Purchaser Preferred Shares have been duly and validly authorized and when issued will be fully paid and nonassessable. The Notes have been duly and validly authorized for issuance.
  COVENANTS
	Closing Efforts; Additional Agreements. Each of the parties will use its reasonable best efforts to take all action and to do all things necessary, proper or advisable in order to consummate and make effective the transactions contemplated by this Agreement. In case at any time after the Closing any further action is necessary (a) to carry out the intents and purposes of this Agreement or (b) to vest Purchaser with full title to the Stock, free and clear of all Liens, the Creditor Representative shall take all such necessary actions.
	[Intentionally Omitted.]
	Adjustment to Preferred Stock. Purchaser agrees that if, on the one year anniversary of the Closing, the aggregate value of the Purchaser
Preferred Shares issued to Creditor Representative (as determined by calculating the then market value of the Common Stock that would be issued if all of the Preferred Shares were converted on such date), is less than $3.3 million (as such amount may be reduced by any reduction in Purchase Price pursuant to Section 7.6), then Purchaser shall either: (i) pay to Creditor Representative an amount of cash equal to the difference between $3.3 million (or the reduced amount pursuant to Section 7.6) and the value of the Purchaser Preferred Shares as of such one-year anniversary (the "Difference") or (ii) sell Infotel (whether by sale of stock, assets or merger) and use the proceeds of such sale to pay the Difference in cash to Creditor
Representative upon the closing of such sale.  The option of choosing (i) or
(ii) above shall be made solely by Purchaser.
	Public Announcements. Neither Purchaser nor Creditor Representative shall make, issue or release any oral or written public announcement or statement concerning, or acknowledge the existence of, or reveal the terms, conditions and status of, the transactions contemplated by this Agreement, without the other party's prior written approval of, and concurrence in, the contents of such announcement, acknowledgement or statement.
	Release of Liens. Purchaser and the Creditors agree that Purchaser may take all necessary action, including the filing of a UCC termination statement, that Purchaser deems necessary in order to release any Liens on the Stock. Creditor Representative and Seller agree to assist Purchaser as Purchaser may reasonably request in obtaining the release of the Liens on the Stock. Purchaser acknowledges that Creditors have a lien on assets of Appiant which do not constitute the Assets being sold to Purchaser.
	Distributions to Creditors. Creditor Representative agrees that it shall distribute to each Creditor and Mitel their pro rata portion of the Purchaser Preferred Shares, the Notes and, if applicable, the Difference.
Each Creditor agrees that Purchaser shall have no further liability for failure to pay the Purchase Price required to be delivered at the Closing so long as it delivers to Creditor Representative the Purchaser Preferred Shares and the Notes as instructed by Creditor Representative in accordance with
Section 1.2(a) and (b) and Purchaser shall have no further liability with respect to the payment of the Difference pursuant to Section 6.3 so long as Purchaser delivers to Creditor Representative the Difference in accordance with Section 6.3. Creditor Representative shall indemnify Purchaser and its affiliates, and their respective shareholders, officers, directors, employees and agents (collectively, the "Purchaser Indemnitees") for all Losses (as defined in Section 7.1) incurred by Purchaser Indemnitees for Creditor Representative's failure to properly distribute the Purchaser Preferred
Shares and the Notes to the Creditors.
  INDEMNIFICATION
	Indemnification by the Creditors. Upon the terms and subject to the conditions of this Agreement, the Creditors shall, severally, indemnify and hold harmless the Purchaser Indemnitees, from and against, and will pay them the amount of, any and all losses, costs, claims, liabilities, damages (including incidental and consequential damages), penalties and expenses (including reasonable attorneys' and auditors' fees and the reasonable costs of investigation and defense) (collectively, the "Losses"), incurred or suffered by the Purchaser Indemnitees relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by the Creditors in this Agreement or any closing document required to be delivered by the Creditors under this Agreement or (ii) any breach or nonfulfillment by the Creditors of any of their covenants, or agreements or other obligations in this Agreement or any closing document required to be delivered by the Creditors under this Agreement.
	Indemnification by Purchaser. Upon the terms and subject to the conditions of this Agreement, Purchaser shall indemnify and hold harmless the Creditors from and against, and will pay them the amount of, any and all Losses, incurred or suffered by the Creditors relating to or arising out of or in connection with any of the following: (i) any breach or inaccuracy as of the date hereof in any representation or warranty made by Purchaser in this Agreement or any closing document required to be delivered by Purchaser under this Agreement or (ii) any breach or nonfulfillment by Purchaser of any of its covenants, or agreements or other obligations in this Agreement or any closing document required to be delivered by Purchaser under this Agreement.
	Claims. If a claim for indemnification is to be made by a party entitled to indemnification under this Agreement (the "Indemnified Party"), the Indemnified Party shall promptly give notice to the party obligated to provide indemnification under this Agreement (the "Indemnifying Party") of such claim, including the amount the Indemnified Party will be entitled to receive hereunder from the Indemnifying Party; provided, however, that the failure of the Indemnified Party to promptly give notice shall not relieve the Indemnifying Party of its obligations under this Article VII. If the Indemnifying Party does not object in writing to such claim within 20 days after receiving notice thereof, the Indemnified Party shall be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the amount of such claim, and no later objection by the Indemnifying Party shall be permitted or effective. If the Indemnifying Party agrees that it has an indemnification obligation under this Article VII with respect to such claim, but timely objects as to the amount of such claim, the Indemnified Party shall nevertheless be entitled to recover, on the 21st day after such notice was given, from the Indemnifying Party the undisputed lesser or liquidated amount of such claim, without prejudice to the Indemnified Party's claim for the difference.
	Failure of Indemnifying Person to Act. In the event that the Indemnifying Party does not assume the defense of any claim, suit, action or proceeding covered by indemnification under this Article VII, then any failure of the Indemnified Party to defend or to participate in the defense of any such claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Party of its obligations under this
Article VII.
	Survival. All representations, warranties, covenants and agreements contained in this Agreement shall survive the Closing and shall be deemed to have been relied upon and shall not be affected in any respect by the Closing, any investigation conducted by any party or by any information which any party may receive Notwithstanding the foregoing sentence, the representations and warranties contained in this Agreement shall terminate on the second anniversary of the Closing (the "Survival Period"); provided, however, that such liability shall not terminate (but shall survive until resolved among the parties) with respect to any claim, whether or not fixed as to liability or liquidated as to amount, with respect to which the Indemnified Party has given notice to the Indemnifying Party on or prior to the expiration date of the Survival Period.
	Set-Off. Notwithstanding anything herein to the contrary, the parties hereto agree that on the 3 month anniversary of the date hereof Purchaser shall review the (a) financial statements of Infotel and (b) customers' forecasts of purchases as compared to Infotel's sales forecasts. Within 30 days after such 3 month period, Purchaser shall prepare and send to the Creditor Representative a report setting forth its good faith analysis of whether as a result of the factors in (a) or (b) above, the valuation of Infotel is less than the Purchase Price. To the extent such factors indicate to Purchaser that the valuation is less than the Purchase Price, the Purchaser Preferred Shares shall be reduced, but to not less than $2.8 million (except as set forth in the next sentence). Separate from and in addition to the foregoing, the Purchasers Preferred Shares shall be reduced by $800,000 if Rohde & Schwarz does not agree to re-instate or renew its exclusive contract with Infotel for a period of not less than 6 months beyond the date of its notice of termination of its contract with Infotel. Creditor Representative and Creditors agree to return to Purchaser one Purchaser Preferred Share for every $1,000 of any such reductions.
  MISCELLANEOUS
	Counterparts; Facsimile. This Agreement may be executed in counterparts, each of which shall be considered an original, but all of which together shall constitute one and the same instrument. This Agreement may be executed by facsimile transmission, and a facsimile of this Agreement or of a signature of a party thereto shall be effective as an original.
	Governing Law. All questions concerning the construction, validity and interpretation of this Agreement and the performance of the obligations imposed by this Agreement shall be governed by the laws of the State of Delaware.
	Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be prohibited by or invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.
	Successors and Assigns. This Agreement and all of the provisions hereof will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns.
	Headings. The descriptive headings of this Agreement are inserted for convenience of reference only and do not constitute a part of and shall not be utilized in interpreting this Agreement.
	Specific Performance. The parties hereto shall have all rights and remedies set forth in this Agreement and all rights and remedies available under any applicable law. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may, in its sole discretion, apply to any court of law or equity of competent jurisdiction for specific performance or injunctive relief (without posting bond or other security) in order to enforce, or prevent any violations of, the provisions of this Agreement.
	Entire Agreement. This Agreement and the Schedules and Exhibits hereto constitute and encompass the entire agreement and understanding of the parties hereto with regard to the transactions to be effected hereby.
	Amendments; Waivers. This Agreement shall not be altered, amended or supplemented except by a writing signed by Purchaser and Creditor Representative. Any failure of any of the parties hereto to comply with any obligation, covenant, agreement or condition herein may be waived by the party entitled to the benefits thereof only by a written instrument signed by the party granting such waiver, provided that any such waiver of any term, covenant, agreement or condition contained in this Agreement shall not be deemed a waiver of any other term, covenant, agreement or condition, and any waiver of any default in any such term, covenant, agreement or condition shall not be deemed a waiver of any later default thereof or of any other term, covenant, agreement or condition.
	References. All references in this Agreement to the Creditors shall include Creditor Representative.
	Notices. Any notices required or permitted to be sent hereunder shall be in writing and shall be delivered personally or sent by facsimile transmission, electronic mail or delivered by overnight courier service to the following addresses, or such other address as any party hereto designates by written notice to the other party, and shall be deemed to have been given upon delivery, if delivered personally, upon the transmission thereof if sent by facsimile (with telephonic confirmation) or by electronic mail (with delivery notification) provided that receipt of transmission occurs during normal business hours, or one business day after delivery to the courier, if delivered by overnight courier service provided the deadline for overnight deliveries for such courier service has been met:
If to Purchaser:
IPVoice Communications, Inc.
c/o Vergetech Incorporated
4860 Montfort Drive
Suite 210
Dallas, TX 75254
Fax No.  972-386-8165
Telephone No.:  972-386-3372 (x209)
Attention:  Philip Verges

With a copy to:
Gardner Carton & Douglas LLP
191 North Wacker Drive, Suite 3700
Chicago, IL 60606
Attention: David Matteson
Fax No.:  (312) 569-3145
Telephone No.:  (312) 569-1145

If to Creditor Representative:
Intercoastal Financial Services Corporation
760 U.S. Highway One
Suite 206
North Palm Beach, FL  33468
Fax No.  (561) 776-1091
Telephone No.:  (561) 776-8172
Attention:  Marilyn O'Leary

With a copy to:
Jenkens & Gilchrist Parker Chapin LLP
The Chrysler Building
405 Lexington Avenue
New York, NY 10174
Phone:  (212) 704-6000
Fax:  (212) 704-6288 fax
Attention: Christopher S. Auguste/Jordan Young

	Conditions. It shall be a condition to each party's obligation to close the transactions contemplated by the Agreement that (i) on the date of Closing, the representation and warranties of the other party shall be true and correct in all material respects (except for representations and warranties qualified by materiality, which shall be true in all respects) and
(ii) each party shall have performed or complied in all material respects with each of its covenants and agreements hereunder required to be performed or complied with prior to the Closing. Each party shall deliver to the other a certificate on the date of Closing stating that the conditions in (i) and
(ii) above have been complied with.
	Termination. This Agreement may be terminated prior to Closing (i) by mutual agreement of Purchaser and Creditor Representative, (ii) by Purchaser, upon any material breach by Creditor Representative or the Creditors under this Agreement, (iii) by Creditor Representative upon any material breach by Purchaser under this Agreement or (iv) either party if (a) due to no fault or delay on the part of the terminating party the Closing has not occurred by December 31, 2003, (b) the purchase and sale of the Stock violate any non-appealable final order, decree or judgment of any governmental authority (including any court of law) having competent jurisdiction or (c) there shall be a statute rule or regulation which makes the purchase and sale of the Stock illegal or otherwise prohibited.

[Signature page follows]




	IN WITNESS WHEREOF, the parties have executed this Purchase Agreement as of the date and year first above written.

IPVOICE COMMUNICATIONS, INC.

By:

Its:


INTERCOASTAL FINANCIAL SERVICES CORPORATION, on its own behalf and as agent for the Creditors

		By:
		Its:



Exhibit A

List of Creditors



To be provided


Exhibit B

Form of Note